UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: January 6, 2005
(Date of earliest event reported)

                Residential Funding Mortgage Securities II, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                     333-110340           41-1808858
        --------                     ----------           ----------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                  55437
----------------------                  -----
(Address of Principal                 (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01      Other Events.

               On January 27, 2005, the Registrant will cause the issuance and sale of Home Loan-Backed Notes, Series 2005-HI1, (the "Notes") pursuant to an Indenture to be dated as of January 27, 2005, between Home Loan Trust 2005-HI1, as issuer and JPMorgan Chase Bank, as Indenture Trustee.

          In connection with the sale of the Notes by Residential Funding Securities Corporation and Bear, Stearns & Co. Inc. (together, the "Underwriters"), the Registrant has been advised that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-110340, which Computational Materials are being filed manually after Form SE dated January 6, 2005.

               The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               THE  UNDERWRITERS   HAVE  ADVISED  THE  REGISTRANT  THAT  CERTAIN
        INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

              The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

              In addition, the actual characteristics and performance of the Home Loans underlying the Notes (the "Home Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Home Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.


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 Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

               (a)    Financial Statements.

                    Not applicable.

               (b)    Pro Forma Financial Information.

                    Not applicable.

              (c)     Exhibits


                         ITEM 601 (A) OF
                         REGULATION S-K
       EXHIBIT NO.       EXHIBIT NO.                  DESCRIPTION
       -----------       -----------                  -----------
               1                 99                   Computational Materials



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                RESIDENTIAL FUNDING MORTGAGE
                                SECURITIES II, INC.


                                By:     /s/Mark White
                                Name:   Mark White
                                Title:  Vice President

Dated: January 6, 2005

                               EXHIBIT INDEX

                      Item 601 (a) of   Sequentially
Exhibit               Regulation S-K    Numbered
Number                Exhibit No.       Description          Page
------                -----------       -----------          ----
1                        99             Computational        Filed
                                        Materials            Manually



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